UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

ZYNGA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35375	42-1733483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Eighth Street San Francisco, CA 94103		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 449-9642

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	ZNGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Election of Directors.

On July 14, 2020, the Board of Directors (the “Board”) of Zynga Inc. (“Zynga”) increased the number of directors of Zynga from eight to nine and elected, upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board, Noel Watson to serve as a member of the Board until his successor is duly elected and qualified, or until his respective earlier death, resignation or removal. Upon election to the Board and upon the recommendation of the Nominating Committee, Mr. Watson was appointed to the Audit Committee of the Board.

In accordance with Zynga’s current program for compensation of non-employee directors which was filed as Exhibit 10.11 to Zynga’s Annual Report on Form 10-K filed on February 28, 2020 and incorporated by reference herein, Mr. Watson will be entitled to receive compensation for his service as a member of the Board and committees thereof.

There are no arrangements or understandings between Mr. Watson and any other persons pursuant to which he was elected as a director of Zynga. There are no family relationships between Mr. Watson and any director, executive officer, or any person nominated or chosen by Zynga to become a director or executive officer. Mr. Watson is not a party to any current or proposed transaction with Zynga for which disclosure is required under Item 404(a) of Regulation S-K.

Zynga will also enter into its standard form of indemnification agreement separately with Mr. Watson.

Item 7.01Regulation FD Disclosure.

On July 16, 2020, Zynga issued a press release relating to the new director election. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1*+	Press release, dated July 16, 2020.
104__	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Filed herewith.
+

This exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZYNGA INC.

Date: July 16, 2020	By:	/s/ Phuong Y. Phillips
Phuong Y. Phillips
Chief Legal Officer and Secretary